DREYFUS TREASURY PRIME CASH MANAGEMENT
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance of Dreyfus Treasury Prime Cash Management for the eleven-month period ended January 31, 1997, as shown in the following table:

                                                                                                  Annualized
                                                      Annualized Yield                         Effective Yield*
                                                      __________________                     ____________________
            Institutional Shares                           5.04%                                    5.16%
            Investor Shares                                4.79%                                    4.90%
            Administrative Shares **                       4.94%                                    5.05%
            Participant Shares **                          4.64%                                    4.74%

    Please note that the fiscal year-end for the Fund has been changed to the last day of January from the last day of February.
Accordingly, the Fund completed a shortened, eleven-month fiscal year on January 31, 1997. Please understand that this change does not have any detrimental effect on the Fund or on shareholders.
ECONOMIC REVIEW
    The release of a 4.7% estimate for the fourth quarter's real Gross Domestic Product ("GDP") growth has restored an above-trend growth trajectory to the U.S. economy. Hence, the much anticipated slowdown to a benign 2% path is no longer a valid viewpoint. This has left the Federal Reserve Open Market Committee (the "Fed") with the policy decision of whether to act on its GDP growth yardstick, or pursue a wait-and-see option with regards to inflation. The economy is embarking on its seventh expansion year with good momentum.
    Real GDP grew at an annualized 3.3% rate in the first half of 1996 and 3.4% in the second half. Key forces to sustain growth include steady income growth that supports consumer spending, reviving economic growth abroad to help exports (despite some offset from a higher dollar) and a lean inventory situation that should keep manufacturing buoyant. However, capital goods orders have slowed recently. Excess capacity still exists in some sectors, while the higher dollar can especially hurt import-competing industries. The stronger dollar additionally may hurt profits related to foreign sales, although overall corporate profits should sustain steady growth.
    While the Fed has held a bias favoring tighter policy since mid-1996, it has so far delayed tightening. A slow economy in the summer months and, more recently, the surging dollar have curbed inflation fears, giving ample reason to leave policy unchanged. Indeed, accelerating wage inflation and high oil prices have been accompanied by lower general price inflation in recent months. However, while a rising dollar typically depresses prices in the traded goods sector, the attendant boost to purchasing power risks higher inflation pressures elsewhere.
MARKET OVERVIEW
    The money market during the past year was characterized by considerable volatility. However, by the end of this Fund's fiscal year, short-term rates were actually little changed from when the year began.
    Throughout the period, inflation and what, if anything, the Fed might do about it, continued to be the major concern. Early in the year, rates generally rose, especially after strong employment reports in late spring and early summer convinced the market that the Fed would need to tighten money rates in order to prevent a recurrence of inflation. By late summer, however, it became clear that inflation was not an immediate threat. The Fed acknowledged as much by taking no preemptive action. Furthermore, the economy was a constructive influence, providing continued yet moderate growth without exerting undue upward pressure on wage levels or general price indicators. Thus, in the latter part of the year, interest rates simmered down, though not without short-lived inflation scares.

    As the time approached for the February 1997 meeting of the rate-setting Fed, the market was nervous but essentially neutral, as rates edged slightly lower. The most significant recent development has been a flattening of the yield curve, with rates on the 30-year Treasury bond narrowing the gap with short-term Treasury yields. As it turned out, the Fed in early February left rates undisturbed. There has been no rate change by the Fed since January 1996, when there was a modest cut in the Federal Funds rate of 25 basis points.
    In recent days, a new factor has entered the picture _ the decision by the U.S. and the Group of Seven major industrial nations not to try to push the U.S. dollar's valuation any higher. Eventually, this change in strategy could affect the U.S. money market. The initial reaction in the markets, however, was to take it in stride.
    Some tightening of rates by the Fed is to be expected in coming months, if the U.S. economy continues to exhibit strong growth. The rising dollar has so far acted as a restraint on inflation. It remains to be seen what the effect of the new dollar strategy will be on the market.
PORTFOLIO FOCUS
    Our maturity structure has been geared to deal with changeable eventualities while seeking superior yields. At times this has resulted in an average maturity longer than the industry average. We intend to continue this approach until events in the marketplace dictate a change.
    It is a pleasure and a privilege to serve your investment needs.
                              Sincerely,

                          [Patricia A. Larkin signature logo]

                              Patricia A. Larkin
                              Senior Portfolio Manager
February 18, 1997
New York, N.Y.

* Annualized effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.
**Since inception on November 21, 1996.

DREYFUS TREASURY PRIME CASH MANAGEMENT
STATEMENT OF INVESTMENTS                                                                JANUARY 31,1997
                                                                           Annualized
                                                                           Yield on
                                                                            Date of            Principal
U.S. Treasury Bills_36.8%                                                   Purchase            Amount                Value
                                                                           ________            _____________     _______________
    2/6/97.....................................................              5.23%             $  59,111,000    $  59,069,135
    2/13/97....................................................              5.21                170,545,000      170,256,052
    2/20/97....................................................              5.23                 13,301,000       13,265,198
    2/27/97....................................................              4.91                  2,225,000        2,217,174
    3/6/97.....................................................              5.38                190,347,000      189,456,142
    3/13/97....................................................              5.11                  4,310,000        4,285,792
    3/20/97....................................................              5.22                 13,080,000       12,993,080
    3/27/97....................................................              5.18                142,000,000      140,918,012
    4/3/97.....................................................              5.19                 15,425,000       15,292,706
    4/10/97....................................................              4.98                 83,750,000       82,971,363
    4/17/97....................................................              5.24                 21,208,000       20,982,376
    4/24/97....................................................              5.25                 26,769,000       26,457,119
    5/1/97.....................................................              5.26                 51,978,000       51,320,074
    5/8/97.....................................................              5.19                  8,332,000        8,219,574
    5/15/97....................................................              5.16                 20,025,000       19,736,812
    5/22/97....................................................              5.18                  3,622,000        3,566,166
    5/29/97....................................................              5.15                 48,650,000       47,856,319
    6/5/97.....................................................              5.12                 39,518,000       38,838,773
    6/19/97....................................................              5.17                 14,326,000       14,049,496
    7/10/97....................................................              5.18                  9,000,000        8,799,263
    7/17/97....................................................              5.20                 11,150,000       10,889,589
    7/24/97....................................................              5.47                190,924,000      186,105,097
    8/21/97....................................................              5.59                 50,000,000       48,523,208
    11/13/97...................................................              5.35                 30,887,000       29,643,605
    1/8/98.....................................................              5.54                 50,000,000       47,508,806
                                                                                                                ______________
TOTAL U.S. TREASURY BILLS
    (cost $1,253,220,931)......................................                                                $1,253,220,931
                                                                                                              ================
U.S. Treasury Notes_66.8%
    4.75%, 2/15/97.............................................             5.10%              $  50,000,000    $  49,968,456
    6.88%, 2/28/97.............................................             5.23                 545,000,000      545,615,078
    6.63%, 3/31/97.............................................             5.15                 200,000,000      200,419,313
    6.88%, 3/31/97.............................................             5.07                 325,000,000      325,852,833
    8.50%, 4/15/97.............................................             5.14                  50,000,000       50,317,560
    6.50%, 4/30/97.............................................             5.18                 268,000,000      268,793,769


Dreyfus Treasury Prime Cash Management
Statement of Investments (continued)                 January 31,1997
                                                                          Annualized
                                                                          Yield on
                                                                           Date of                Principal
U.S. Treasury Notes (continued)                                            Purchase                 Amount           Value
                                                                         ___________             ____________     ____________
    6.88%, 4/30/97.............................................             5.20%               $175,000,000   $   175,656,529
    6.50%, 5/15/97.............................................             5.16                  50,000,000        50,147,163
    8.50%, 5/15/97.............................................             5.23                  25,000,000        25,220,515
    6.13%, 5/31/97.............................................             5.23                 215,000,000       215,530,253
    5.88%, 7/31/97.............................................             5.17                  267,000,000      267,577,530
    6.50%, 8/15/97.............................................             5.12                  50,000,000        50,285,644
    5.75%, 9/30/97.............................................             5.37                  50,000,000        50,073,102
                                                                                                                  ____________
TOTAL U.S. TREASURY NOTES
    (cost $2,275,457,745)......................................                                                 $2,275,457,745
                                                                                                               ===============
TOTAL INVESTMENTS
    (cost $3,528,678,676)............................              103.6%                                       $3,528,678,676
                                                                  ========                                     ===============
LIABILITIES, LESS CASH AND RECEIVABLES...............               (3.6%)                                    $  (124,078,348)
                                                                  ========                                     ===============
NET ASSETS...........................................              100.0%                                      $3,404,600,328
                                                                  ========                                     ===============


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TREASURY PRIME CASH MANAGEMENT
STATEMENT OF ASSETS AND LIABILITIES                     JANUARY 31, 1997
                                                                                                Cost                Value
                                                                                          ________________    ________________
ASSETS:             Investments in securities_See Statement of Investments                 $3,528,678,676      $3,528,678,676
                    Cash....................................................                                        2,702,058
                    Interest receivable.....................................                                       43,921,418
                                                                                                                ______________
                                                                                                                3,575,302,152
                                                                                                                ______________
LIABILITIES:        Due to The Dreyfus Corporation and affiliates                                                      604,739
                    Due to Distributor......................................                                            97,085
                    Payable for shares of Beneficial Interest redeemed                                             170,000,000
                                                                                                                ______________
                                                                                                                   170,701,824
                                                                                                                ______________
NET ASSETS..................................................................                                    $3,404,600,328
                                                                                                               ===============
REPRESENTED BY:     Paid-in capital.........................................                                    $3,404,743,644
                    Accumulated net realized gain (loss) on investments                                           (143,316)
                                                                                                                ______________
NET ASSETS..................................................................                                   $3,404,600,328
                                                                                                               ===============

                                                                      NET ASSET VALUE PER SHARE
                                                                      __________________________


                                                    Institutional         Administrative          Investor        Participant
                                                       Shares                 Shares              Shares             Shares
                                                   ______________          ___________        ______________    ______________
Net Assets.................................        $3,046,581,999               $100           $358,018,129             $100
Shares Outstanding.........................         3,046,724,634                100            358,018,810              100
NET ASSET VALUE PER SHARE..................                 $1.00              $1.00                  $1.00            $1.00
                                                           ======             =======                =======           ======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TREASURY PRIME CASH MANAGEMENT
STATEMENT OF OPERATIONS
                                                                                 Eleven Months Ended            Year Ended
                                                                                  January 31, 1997*          February 29, 1996
                                                                                 ___________________         __________________
INVESTMENT INCOME

INCOME                           Interest Income.....................                $166,908,188              $197,837,776
                                                                                    _______________           _______________

EXPENSES:                        Management fee_Note 2(a)........                  $    6,363,231            $    6,907,593
                                 Distribution fees_Note 2(b)..........                    749,935                   537,771
                                                                                    _______________           _______________
                                     Total Expenses...................                   7,113,166                7,445,364
                                                                                    _______________           _______________
INVESTMENT INCOME_NET.................................................                 159,795,022              190,392,412
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b).....................                    (20,364)                 (115,672)
                                                                                    _______________           _______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                $159,774,658              $190,276,740
                                                                                    ===============          =================
*  The Fund has changed its fiscal year end from the last day of February to
January 31.




SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS TREASURY PRIME CASH MANAGEMENT
STATEMENT OF CHANGES IN NET ASSETS
                                                   Eleven Months Ended              Year Ended                  Year Ended
                                                   January 31,1997(1)           February 29, 1996            February 28, 1995
                                                  ____________________          ___________________        ___________________
OPERATIONS:
  Investment income_net.......................       $   159,795,022               $  190,392,412             $    162,196,736
  Net realized gain (loss) on investments.....              (20,364)                     (115,672)                      (7,250)
                                                  ____________________          ___________________        ___________________
      Net Increase (Decrease) in Net Assets
       Resulting from Operations..............           159,774,658                  190,276,740                  162,189,486
                                                  ____________________          ___________________        ___________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Institutional Shares(2)...................         (145,406,809)                 (179,191,962)                (159,109,873)
    Investor Shares(2)........................          (14,388,213)                  (11,200,450)                  (3,086,863)
                                                  ____________________          ___________________        ___________________
      Total Dividends.........................         (159,795,022)                 (190,392,412)                (162,196,736)
                                                  ____________________          ___________________        ___________________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Institutional Shares(2)...................        55,628,839,681               46,535,417,776               27,082,964,680
    Administrative Shares(3)..................                25,100                     ____                         ____
    Investor Shares(2)........................         1,802,748,215                1,619,788,707                  482,039,589
    Participant Shares(3).....................                   100                     ____                         ____
  Dividends reinvested:
    Institutional Shares(2)...................            47,530,780                   60,805,530                   55,571,693
    Investor Shares(2)........................             6,117,769                    4,969,553                    1,175,693
  Cost of shares redeemed:
    Institutional Shares(2)...................      (55,533,886,966)              (47,034,381,427)             (28,238,282,216)
    Administrative Shares(3)..................              (25,000)                    ____                          ____
    Investor Shares(2)........................       (1,706,468,094)               (1,491,660,727)                (414,608,139)
                                                  ____________________          ___________________        ___________________
      Increase (Decrease) in Net Assets from
        Beneficial Interest Transactions......           244,881,585                 (305,060,588)              (1,031,138,700)
                                                  ____________________          ___________________        ___________________
          Total Increase (Decrease) in Net Assets..      244,861,221                 (305,176,260)              (1,031,145,950)
NET ASSETS:
  Beginning of Period.........................       ..3,159,739,107                3,464,915,367                4,496,061,317
                                                  ____________________          ___________________        ___________________

  End of Period...............................     $   3,404,600,328            $   3,159,739,107            $   3,464,915,367
                                                  ==================          ====================          ===================
    (1)The Fund has changed its fiscal year end from the
last day of February to January 31.
    (2)  Effective November 20, 1996, Class A shares were redesignated as Institutional Shares and Class B shares were
    redesignated as Investor Shares.
    (3)  From November 21, 1996 (commencement of initial offering) to
January 31, 1997.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TREASURY PRIME CASH MANAGEMENT
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                            Institutional Shares
                                         ______________________________________________________________________________________
                                         Eleven Months Ended
                                                January 31,                        Fiscal Year Ended February,
                                                                 ______________________________________________________________
PER SHARE DATA:                                   1997(1,2)        1996         1995           1994          1993         1992
                                                 ___________     _________    _________      _________     _________    _________
    Net asset value, beginning of period..          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                  __________     _________    _________      _________     _________    _________
    Investment Operations:
    Investment income_net.................            .047          .055          .043          .030          .035          .055
                                                  __________     _________    _________      _________     _________    _________
    Distributions:
    Dividends from investment income_net..           (.047)        (.055)        (.043)       (.030)        (.035)         (.055)
                                                  __________     _________    _________      _________     _________    _________
    Net asset value, end of period........          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                  ==========     =========    =========     =========     =========     =========
TOTAL INVESTMENT RETURN...................         5.16%(3)        5.65%         4.39%         3.02%         3.55%         5.67%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets         .20%(3)         .20%          .20%          .20%          .20%          .20%
    Ratio of net investment income
      to average net assets...............         5.05%(3)        5.53%         4.26%         2.99%         3.45%         5.35%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..            _             _             _             .02%          .04%          .05%
    Net Assets, end of period (000's Omitted)   $3,046,582    $2,904,121    $3,342,392    $4,442,145    $5,001,499    $4,435,718
    (1)  Effective November 20, 1996, Class A shares were redesignated as Institutional Shares.
    (2)  The Fund has changed its fiscal year end from the last day of February to January 31.
    (3)  Annualized.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TREASURY PRIME CASH MANAGEMENT
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                              Administrative                                                         Participant
                                                  Shares                            Investor Shares                    Shares
                                             _______________     _______________________________________________    ____________
                                                                  Eleven Months
                                                                     Ended
                                               Period Ended
                                                January 31,        January 31,       Fiscal Year Ended February,      January 31,
                                                                                     _____________________________   ____________
PER SHARE DATA:                                   1997(1)           1997(2,3)         1996        1995       1994(4)       1997(1)
                                               ___________          __________      _________    ________   ________      _______
    Net asset value, beginning of period         $ 1.00             $ 1.00          $   1.00     $ 1.00      $ 1.00       $ 1.00
                                               ___________          __________      _________    ________   ________      _______
    Investment Operations:
    Investment income_net..........                .010               .044              .053       .041        .004         .009
                                               ___________          __________      _________    ________   ________      _______
    Distributions:
    Dividends from investment income_net          (.010)            (.044)            (.053)      (.041)      (.004)      (.009)
                                               ___________          __________      _________    ________   ________      _______
    Net asset value, end of period.              $ 1.00             $ 1.00            $ 1.00     $ 1.00      $ 1.00      $ 1.00
                                              ============         =========        =========   ========   ========      =======
TOTAL INVESTMENT RETURN............             4.97%(5)           4.88%(5)            5.39%      4.13%    2.77%(5)     4.66%(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets     .30%(5)            .45%(5)              .45%       .45%     .45%(5)      .60%(5)
    Ratio of net investment income
      to average net assets........             4.91%(5)           4.80%(5)            5.21%      4.26%    2.78%(5)     4.70%(5)
    Net Assets, end of period (000's Omitted)      _              $358,018          $255,618   $122,524     $53,916        _
    (1)  From November 21, 1996 (commencement of initial offering) to
January 31, 1997.
    (2)  Effective November 20, 1996, Class B shares were redesignated as
Investor Shares.
    (3)  The Fund has changed its fiscal year end from the last day of
February to January 31.
    (4)  From January 10, 1994 (commencement of initial offering) to
February 28, 1994.
    (5)  Annualized.




See notes to financial statements.

DREYFUS TREASURY PRIME CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS
NOTE 1_Significant Accounting Policies:
    Dreyfus Treasury Prime Cash Management (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales load. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares, Administrative Shares, Investor Shares and Participant Shares. Effective November 20, 1996, Class A shares were redesignated as Institutional Shares and Class B shares were redesignated as Investor Shares. Administrative Shares, Investor Shares and Participant Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    The Fund has changed its fiscal year end from the last day of February to January 31.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $143,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1997. If not applied, $7,000 of the carryover expires in fiscal 2003, $116,000 expires in fiscal 2004 and $20,000 expires in fiscal 2005.
    At January 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Dreyfus Treasury Prime Cash Management
NOTES TO FINANCIAL STATEMENTS  (continued)
NOTE 2_Management Fee and Other Transactions With Affiliates:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and with prior written consent of the necessary state securities commissions, extraordinary expenses) other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Administrative Shares, Investor Shares and Participant Shares, Rule 12b-1 Service Plan expenses.
    (B) Under the Fund's Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, relating to its Administrative Shares, Investor Shares and Participant Shares, the Fund (a) reimburses the Distributor for distributing such classes of shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliates (collectively, "Dreyfus") for advertising and marketing relating to such classes of shares and for providing certain services relating to shareholder accounts in such classes of shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .10, .25 and .40 of 1% of the value of the average daily net assets of Administrative Shares, Investor Shares and Participant Shares, respectively. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's Administrative Shares, Investor Shares and Participant Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended January 31, 1997, the Rule 12b-1 service fee borne by the Fund with respect to its Investor Shares was $749,935. The amounts charged to the Fund with respect to Administrative Shares and Participant Shares for the period ended January 31, 1997 were immaterial.
    (C) Each trustee receives an annual fee of $3,000 and an attendance fee of $500 per meeting.

DREYFUS TREASURY PRIME CASH MANAGEMENT
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS TREASURY PRIME CASH MANAGEMENT
    We have audited the accompanying statement of assets and liabilities of Dreyfus Treasury Prime Cash Management, including the statement of investments, as of January 31, 1997, and the related statement of operations for the eleven months ended January 31, 1997 and for the year ended February 29, 1996, the statement of changes in net assets for the eleven months ended January 31, 1997 and for each of the two years in the period ended February 29, 1996, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Treasury Prime Cash Management at January 31, 1997, the results of its operations for the eleven months ended January 31, 1997 and for the year ended February 29, 1996, the changes in its net assets for the eleven months ended January 31, 1997 and for each of the two years in the period ended February 29, 1996, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
March 5, 1997


DREYFUS TREASURY PRIME CASH MANAGEMENT
IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Fund hereby designates 100% of the ordinary income dividends paid during the eleven months ended January 31, 1997 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for income tax purposes in most states, including New York, California and the District of Columbia.


[Dreyfus lion "d" logo]
Registration Mark
Dreyfus Treasury Prime
Cash Management
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
The Bank of New York
90 Washington Street
New York, NY 10286
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                761/674/582/592AR971
[Dreyfus logo]
Registration Mark

Treasury Prime
Cash Management
Annual Report
January 31, 1997